As filed with the Securities and Exchange Commission on April 27, 2007
                                                                File No. 2-71006
                                                              File No. 811-02898
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                -----------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                           Pre-Effective Amendment No.                   [_]
                         Post-Effective Amendment No. 31                 [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE                 [X]
                         INVESTMENT COMPANY ACT OF 1940                  [X]
                                Amendment No. 31

                                -----------------
                         The Value Line Cash Fund, Inc.
               (Exact Name of Registrant as Specified in charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)

                                   Copy to:

                              Peter D. Lowenstein
                                496 Valley Road
                               Cos Cob, CT 06807


It is proposed that this filing will become effective (check appropriate box)

      [_] immediately upon filing pursuant to paragraph (b)
      [X] on May 1, 2007 pursuant to paragraph (b)
      [_] 60 days after filing pursuant to paragraph (a)(1)
      [_] 75 days after filing pursuant to paragraph (a)(2)
      [_] on (date) pursuant to paragraph (a)(1)
      [_] on (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

                         The Value Line Cash Fund, Inc.
                           A Money Market Mutual Fund

                   -----------------------------------------
                                   PROSPECTUS
                                  MAY 1, 2007
                   -----------------------------------------


                                     [LOGO]
                              --------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds


                                                                        #539208


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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                     Fund Summary
                     What are the Fund's goals? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses? Page 4


How the Fund is Managed
Investment Objective Page 5
Principal investment strategies Page 5
The type of securities in which we invest Page 5
The principal risks of investing in the Fund Page 6


                            Who Manages the Fund
                            Investment Adviser Page 7
                            Management fees Page 7


          About Your Account
          How to buy shares Page 8
          How to sell shares Page 11
          Frequent purchases and redemptions of Fund shares Page 13 Special services Page 14
          Dividends, distributions and taxes Page 15


                               Financial Highlights
                               Financial Highlights Page 17

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FUND SUMMARY
--------------------------------------------------------------------------------

What are the Fund's goals?

                 The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. The Fund attempts to maintain a stable net asset value of $1.00 per share. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

What are the Fund's main investment strategies?

                 To achieve the Fund's goals, the Adviser invests in high quality, short-term U.S. dollar denominated money market instruments. The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable net asset value of $1.00 per share. The Fund's average maturity of its holdings will not exceed 90 days and its yield will fluctuate with changes in short-term interest rates. Income on short-term securities tends to be lower than income on longer term debt securities, so the Fund's yield will likely be lower than the yield on longer term fixed income funds.

What are the main risks of investing in the Fund?

                 Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. There is also the risk that any of the Fund's holdings could have its credit rating downgraded, or the issuer could default, or that there could be a sharp rise in interest rates, causing the value of the Fund's securities to fall.

                 An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

                 This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund's shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the Lipper Money Market Funds Average. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                     Total Returns as of 12/31 each year (%)
                     ---------------------------------------

                               [BAR CHART OMITTED]

1997      1998      1999      2000      2001      2002      2003      2004       2005      2006

5.10      5.06      4.82      5.80      3.37      1.06      0.35      0.47       2.28      4.37

Best Quarter:    Q4 2000       1.50%
Worst Quarter:   Q1 2004       0.04%


        Average Annual Total Returns for Periods Ending December 31, 2006


                                          1 year      5 years     10 years
================================================================================
  Value Line Cash Fund                      4.37%       1.69%       3.25%
--------------------------------------------------------------------------------
  Lipper Money Market Funds Average         4.20%       1.73%       3.24%
--------------------------------------------------------------------------------

                 The Fund's 7-day yield as of December 31, 2006 was 4.98%. The current 7-day yield may be obtained from the Fund by calling 800-243-2729.

What are the Fund's fees and expenses?

These tables describe the fees and expenses you pay in connection with an investment in the Fund.

    Shareholder Fees (fees paid directly from your investment)
================================================================================

    Maximum Sales Charges (Load) Imposed On Purchases as a percentage
    of offering price                                                    None
--------------------------------------------------------------------------------
    Maximum Deferred Sales Charges (Load) as a Percentage of original
    purchase price or redemption price, whichever is lower               None
--------------------------------------------------------------------------------
    Maximum Sales Charges (Load) Imposed On Reinvested Dividends         None
--------------------------------------------------------------------------------
    Redemption Fee                                                       None
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    Exchange Fee                                                         None
--------------------------------------------------------------------------------

    Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
================================================================================
    Management Fees                                  0.40%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees*           0.25%
--------------------------------------------------------------------------------
    Other Expenses                                   0.21%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses             0.86%
--------------------------------------------------------------------------------
    Less: 12b-1 fee waiver*                         -0.25%
--------------------------------------------------------------------------------
    Net Expenses*                                    0.61%
--------------------------------------------------------------------------------

* Effective December 2, 2005, Value Line Securities, Inc. (the "Distributor") voluntarily waived the Fund's 12b-1 fee in an amount equal to 0.25% of the Fund's average daily net assets. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive the Fund's 12b-1 fee. There can be no assurance that the Distributor will extend the contractual 12b-1 fee waiver beyond such date.

                 Example

                 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The chart below shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that (a) the Fund's total operating expenses remain the same and (b) the Distributor's contractual 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years
================================================================================
  Value Line Cash Fund        $62        $249        $452      $1,038
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

Investment Objective

                 The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. The Fund attempts to maintain a stable net asset value of $1.00 per share.

Principal investment strategies

                 To reach its objective of seeking as high a level of current income as is consistent with preservation of capital and liquidity, the Fund invests in short-term money market securities meeting quality standards for money market funds under the Investment Company Act of 1940.

The type of securities in which we invest

                 The Fund invests only in high quality, short-term U.S. dollar denominated money market instruments. The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable net asset value of $1.00 per share. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund keeps the average maturity of its holdings to 90 days or less to reduce interest rate risks. The Fund invests at least 95% of its total assets in prime money market instruments, that is securities of issuers with one of the two highest credit ratings assigned by at least two established national rating organizations or by one rating organization if the security is rated by only one or, if unrated, the equivalent rating established by the Adviser. No more than 5% of the Fund's assets can be invested in securities rated (by a national rating organization or by the Adviser) in the second highest short-term category. The following is a brief description of the types of short-term instruments in which the Fund may invest:

                 U.S. Government Securities: includes U.S. Treasury bills, notes and bonds, which are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States as well as securities issued by agencies and instrumentalities of the U.S. Government supported by the right of the issuer to borrow from the U.S. Treasury or supported only by the credit of the instrumentality.

                 Bank Instruments: includes certificates of deposit and bankers' acceptances.

                 Commercial Paper: refers to short-term unsecured promissory notes issued by corporations.

                 Asset Backed Securities: refers to securities backed by an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds which back these securities and that provide the interest and principal payments to investors.

                 Corporate Obligations: includes other short-term corporate debt obligations.

                 Repurchase Agreements: refers to contracts to repurchase securities at a fixed price within a specified period of time, usually less than one week.

                 Municipal Securities: refers to debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions.

The principal risks of investing in the Fund

                 The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Fund are market risk, credit risk and income risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund's holdings will have its credit rating downgraded or will default, thereby reducing the Fund's income level and share price. Income risk is the risk that the Fund's income may decline because of falling interest rates and other market conditions.

                 Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                 The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser

                 Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser (the "Adviser") and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $4 billion as of March 31, 2007.

                 The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. The Distributor, Value Line Securities, Inc., is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

Management fees

                 For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.40% of the Fund's average daily net assets.

                 A discussion regarding the basis for the Fund's Board of Directors' approval of the investment advisory agreement is available in the Fund's most recent semi-annual report to shareholders for the six month period ended June 30.

                 ---------------------------------------------------------------
                 ABOUT YOUR ACCOUNT
                 ---------------------------------------------------------------

How to buy shares

               - By wire

                 If you are making an initial purchase by wire, you must call the Fund's transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

               - Through a broker-dealer

                 You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

               - By mail

                 Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U. S. dollars and checks must be drawn on U.S. banks.

               - Minimum/additional investments

                 Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.


               - Time of purchase

                 Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

                 Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The NAV will normally remain fixed at $1.00 per share. Newly-purchased shares will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the Exchange is open for business. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                 Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

               - Distribution plan

                 The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. Effective December 2, 2005, the Distributor voluntarily waived the Fund's Rule 12b-1 fee. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive the Fund's Rule 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

               - Additional dealer compensation

                 The Distributor may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Distributor. The Distributor determines the firms to which payments may be made.

               - Net asset value

                 The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. It is the policy of the Fund to attempt to maintain a NAV of $1.00 per share.

               - Important information about opening a new account with the
                 Value Line Funds

                 In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

               - By mail

                 You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                 The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

                 If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

               - By telephone or wire

                 You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

               - By check

                 You can sell $500 or more of your shares by writing a check payable to the order of any person.

               - Through a broker-dealer

                 Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service.

                 When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                 Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

               - By exchange

                 You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

                 When you send the Fund's transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the Fund. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                 Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                 The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                 Account minimum

                 If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

                 Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

                 Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

               - sells shares within 30 days after the shares were purchased;

               - makes more than four exchanges out of the Fund during a
                 calendar year(other than systematic purchases and redemptions);

               - enters into a series of transactions that is indicative of a timing pattern strategy.

                 Money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. As a result, the Fund's purchase and redemption activity will differ from non-money market fund activity. The Fund will take into account such differences between money market fund and non-money market fund activity when determining if excessive trading activity and potential market timing activity has occurred.

                 In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.

                 While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund's request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

                 To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

               - Valu-Matic(Reg. TM) allows you to make regular monthly
                 investments of $25 or more automatically from your checking account.

               - Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

               - You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

                 The Fund earns interest daily on its investments and distributes the income daily. Any capital gains that it has realized are distributed annually. All dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

                 You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions paid by the Fund from short-term capital gains and dividends paid by the Fund from net investment income are generally taxable as ordinary income. Since the Fund's income is derived from sources that do not pay "qualified dividend income," dividends from the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Because the Fund is not expected to have long term capital gains, the Fund does not expect any of its distributions to be taxable as long-term capital gains. You may be subject to state and local taxes on dividends and distributions.

                 The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains, if any, that you were paid during the prior year.

                 You will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Redemptions, exchanges or sales of shares generally will not result in taxable gain or loss if the Fund successfully maintains a constant net asset value per share.

                 As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                 The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                 The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each year:

                                                                   Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                           2006                 2005               2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of
   year                                $   1.000            $   1.000            $ 1.000         $ 1.000         $ 1.000
---------------------------------------------------------------------------------------------------------------------------
  Income from investment
   operations:
   Net investment income                   0.043                0.023              0.005           0.004           0.011
   Dividends from net
    investment income                      (.043)               (.023)             (.005)          (.004)          (.011)
   Change in net asset value                  --                   --                 --              --              --
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year         $   1.000            $   1.000            $ 1.000         $ 1.000         $ 1.000
---------------------------------------------------------------------------------------------------------------------------
  Total return                              4.37%                2.28%              0.47%           0.35%           1.06%
  Ratios/Supplemental Data:
  Net assets, end of year
    (in thousands)                     $ 196,261            $ 153,923           $175,139        $197,068        $279,790
  Ratio of expenses to average
   net assets(1)                            0.86%(2)             0.91%(2)           0.88%           0.85%           0.78%
  Ratio of net investment income
   to average net assets                    4.30%                2.22%              0.43%           0.38%           1.06%
---------------------------------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged.

(2) Ratio reflects expenses grossed up for the voluntary waiver of the service and distribution plan fee by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 0.61% for the year ended December 31, 2006, and 0.90% for the year ended December 31, 2005.

For more information

                 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2007, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, statement of additional information and annual and semi-annual reports at no cost from the Fund's Internet site at http://www.vlfunds.com.

                 Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

--------------------------------------------------------------------------------
Investment Adviser                      Service Agent
Value Line, Inc.                        State Street Bank and Trust Company
220 East 42nd Street                    c/o BFDS
New York, NY 10017-5891                 P.O. Box 219729
                                        Kansas City, MO 64121-9729

Custodian                               Distributor
State Street Bank and Trust Company     Value Line Securities, Inc.
225 Franklin Street                     220 East 42nd Street
Boston, MA 02110                        New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                   File No.811-2898

                         THE VALUE LINE CASH FUND, INC.
               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007
--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Cash Fund, Inc. (the "Fund") dated May 1, 2007, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2006 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.

                               ------------------
                                TABLE OF CONTENTS


                                                                      Page
                                                                     -----
   Description of the Fund and Its Investments and Risks .........   B-2
   Management of the Fund ........................................   B-6
   Investment Advisory and Other Services ........................   B-9
   Service and Distribution Plan .................................   B-10
   Brokerage Arrangements ........................................   B-11
   Capital Stock .................................................   B-12
   Purchase, Redemption and Pricing of Shares ....................   B-12
   Taxes .........................................................   B-13
   Determination of Yield ........................................   B-15
   Financial Statements ..........................................   B-16
   Appendix ......................................................   B-16

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     History and Classification. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1979. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

     Investment Strategies and Risks. The Fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without shareholder approval.

     The Fund invests only in short-term instruments (maturing or deemed by the Securities and Exchange Commission to mature in 397 days or less) and primarily invests in:

   (1) Municipal or U.S. government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the U.S. government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association. Government sponsored entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

   (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100 million and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

   (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

   (4) Commercial paper issued by corporations maturing within 397 days from the day of purchase and rated Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("Standard & Poor's"), or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by Standard & Poor's.

   (5) Asset backed securities in which an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds back these securities and provide the interest and principal payments to investors.

   (6) Other debt instruments issued by corporations maturing within 397 days from the day of purchase and rated at least Aa by Moody's or AA by Standard & Poor's.

     See the Appendix for an explanation of the Value Line, Moody's and Standard & Poor's ratings.

     The Fund may also purchase variable or floating rate instruments with periodic demand features referred to as "liquidity puts."

     The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories (highest rating is "First Tier Securities") or securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and unrated securities of comparable quality ("Second Tier Securities"). Furthermore, the Fund may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

     Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

     The Adviser uses its best judgment in selecting investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund intends to keep the average maturity of its holdings to 90 days or less.

     Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.

Non-principal Investment Strategies and Associated Risks.

     Restricted Securities. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by

     Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Fund Fundamental Policies.

     (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

     (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

     (iii) The Fund may not engage in the underwriting of securities of other issuers.

     (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

     (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

     (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

     (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

     (viii) The Fund may not purchase oil, gas, or other mineral exploration or development programs.

     (ix) The Fund may not purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

     (xii) The Fund may not invest in commodities or commodity contracts.

     (xiii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

     (xiv) The Fund may not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.

     (xv) The primary investment objective of the Fund is to secure as high a level of current income as is consistent with maintaining liquidity and preserving of capital.

     If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                                                                                      Other
                                                     Length of                Principal Occupations               Directorships
Name, Address, and Age              Position        Time Served              During the Past 5 Years             Held by Director
---------------------------- --------------------- ------------- ---------------------------------------------- -----------------
Interested Director*

Jean Bernhard Buttner        Chairman of the        Since 1983   Chairman, President and Chief Executive        Value Line, Inc.
Age 72                       Board of Directors                  Officer of Value Line, Inc. (the "Adviser")
                             and President                       and Value Line Publishing, Inc. Chairman and
                                                                 President of each of the 14 Value Line Funds
                                                                 and Value Line Securities, Inc. (the
                                                                 "Distributor").



Non-Interested Directors

John W. Chandler             Director               Since 1991   Consultant, Academic Search Consultation       None
416 North Hemlock Lane                                           Service, Inc. 1992-2004. Trustee Emeritus
Williamstown, MA 01267                                           and Chair man (1993-1994) of the Board of
Age 83                                                           Trustees of Duke University; President
                                                                 Emeritus, Williams College.

Frances T. Newton            Director               Since 2000   Retired; Customer Support Analyst, Duke        None
4921 Buckingham Drive                                            Power Company until April 2007.
Charlotte, NC 28209
Age 65

Francis C. Oakley            Director               Since 2000   Professor of History, Williams College, 1961   None
54 Scott Hill Road                                               to present, Professor Emeritus since 2002,
Williamstown, MA 01267                                           President Emeritus since 1994 and President,
Age 75                                                           1985-1994; Chairman (1993-1997) and
                                                                 Interim President (2002-2003) of the
                                                                 American Council of Learned Societies.
                                                                 Trustee since 1997 and Chairman of the
                                                                 Board since 2005, National Humanities
                                                                 Center.

David H. Porter              Director               Since 1997   Visiting Professor of Classics, Williams       None
5 Birch Run Drive                                                College, since 1999; President Emeritus,
Saratoga Springs, NY 12866                                       Skidmore College since 1999 and President,
Age 71                                                           1987-1998.

Paul Craig Roberts           Director               Since 1983   Chairman, Institute for Political Economy.     None
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr            Director               Since 1996   Senior Financial Advisor, Veritable, L.P.        None
1409 Beaumont Drive                                              (investment advisor) since 2004; Senior
Gladwyne, PA 19035                                               Financial Advisor, Hawthorn, 2001-2004.
Age 58

Officers

David T. Henigson            Vice President,        Since 1994   Director, Vice President and Compliance
Age 49                       Secretary and Chief                 Officer of the Adviser. Director and Vice
                             Compliance Officer                  President of the Distributor. Vice President,
                                                                 Secretary, and Chief Compliance Officer of
                                                                 each of the 14 Value Line Funds.

Stephen R. Anastasio         Treasurer              Since 2005   Controller of the Adviser until 2003; Chief
Age 48                                                           Financial Officer of the Adviser, 2003-2005;
                                                                 Treasurer of the Adviser since 2005;
                                                                 Treasurer of each of the 14 Value Line
                                                                 Funds.

------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2006. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.


                                                         Aggregate Compensation     Total Compensation From Fund
Name of Person                                                  From Fund           and Fund Complex (14 Funds)
-----------------------------------------------------   ------------------------   -----------------------------
   Interested Director
   Jean B. Buttner ..................................            $   -0-                      $    -0-

   Non-Interested Director
   John W. Chandler .................................             2,140                        45,000
   Frances T. Newton ................................             2,140                        45,000
   Francis C. Oakley ................................             2,140                        45,000
   David H. Porter ..................................             2,140                        45,000
   Paul Craig Roberts ...............................             2,140                        45,000
   Nancy-Beth Sheerr ................................             2,140                        45,000

     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2006:


                                                                                      Aggregate Dollar Range
                                                         Dollar Range of Equity       of Equity Securities in
Name of Director                                         Securities in the Fund     All of the Value Line Funds
-----------------------------------------------------   ------------------------   ----------------------------
   Interested Director
   Jean B. Buttner ..................................        Over $100,000                  Over $100,000

   Non-Interested Director
   John W. Chandler .................................         $1 - $10,000               $50,001 - $100,000
   Frances T. Newton ................................         $1 - $10,000               $ 10,001 - $50,000
   Francis C. Oakley ................................         $1 - $10,000               $ 10,001 - $50,000
   David H. Porter ..................................         $1 - $10,000               $ 10,001 - $50,000
   Paul Craig Roberts ...............................             None                      Over $100,000
   Nancy-Beth Sheerr ................................         $1 - $10,000               $ 10,001 - $50,000

     As of March 31, 2007, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser and its affiliates, which owned an aggregate of 39,571,332 shares of record or approximately 21.9% of the shares outstanding. In addition, Jean B. Buttner, Chairman and President of the Fund, owned 3,169,145 shares (or approximately 1%); other officers and directors of the Fund as a group owned less than 1% of the outstanding shares and Reliance Trust Company, 1100 Abernathy Road, Atlanta, GA 30328, as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 9,890,302 shares or approximately 5.5%.

     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's Distributor (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. Generally, the Fund supports the company's nominees to serve as directors.

Disclosure of Portfolio Holdings

     The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission ("SEC"). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

     In addition, the Fund's distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

     Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to polices and procedures adopted by the Board of Directors. The Fund's service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

     Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

     The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee payable monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. During 2004, 2005 and 2006, the Fund paid or accrued to the Adviser advisory fees of $806,639, $685,776 and $686,509, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4 billion as of March 31, 2007.

     Certain of the Adviser's clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the Agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

                          SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Effective December 2, 2005, the Distributor voluntarily waived the Fund's Rule 12b-1 fee. During the fiscal year ended December 31, 2006, fees amounting to $429,068 were payable to the Distributor under the Plan; the Distributor voluntarily waived all of these fees. The Distributor paid $0 to other broker-dealers and incurred $51,318 in advertising and other marketing expenses. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive the Fund's 12b-1 fee. This fee waiver shall terminate on April 30, 2008. There can be no assurance that the Distributor will extend the contractual fee waiver beyond April 30, 2008.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

     If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

     o Payments under the Plan which are asset based charges paid from the assets of the Fund;

     o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

     You should ask your intermediary for information about any payments it receives from the Distributors.

     The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund's average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

     As of December 31, 2006, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment, if any, of 0.25% of average daily net assets pursuant to the Plan.

     National City Bank
     Pershing LLC
     National Financial Services Corp.
     E*TRADE
     National Investors Services Corp.
     Charles Schwab
     USAA Investment Management Co.
     The 401(k) Company
     SunGard Transaction Network
     MSCS Financial Services, LLC

     Financial intermediaries may have been added or removed from the list above since December 31, 2006.

                             BROKERAGE ARRANGEMENTS

     Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and asked prices. The Fund's policy is to seek prompt execution at the most favorable prices. Transactions may be directed to dealers in return for special research and statistical information, as well as for services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Adviser from dealers effecting portfolio transactions.

     Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes will be zero.

                                  CAPITAL STOCK

     Each share of the Fund's common stock, $.10 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

     Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account.

     The required form to enroll in this program is available upon request from the Distributor.

     Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

     Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares and adjusting the result to the nearest full cent per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

                                      TAXES

     The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two of more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund's income is distributed, it would be subject to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the Fund's income is derived from sources that do not pay "qualified dividend income," dividends from the investment company taxable income of the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

     Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The Fund does not anticipate that it will earn or distribute any net capital gain. If any capital gain dividends are distributed by the Fund to individual shareholders, such dividends generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares. The federal income tax status of all distributions will be reported to shareholders annually.

     Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. The Fund's dividends and distributions will not quality for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

     If the Fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow the cash to satisfy distribution requirements.

     To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares in the Fund. In general, if Fund shares are sold, exchanged or redeemed, the shareholder will recognize gain or loss equal to the difference (if any) between the amount realized on the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Redemptions, exchanges or sales of shares generally will not result in a taxable gain or loss if the Fund successfully maintains a constant net asset value per share.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

     Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their advisers for more information.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. Federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and who hold their shares as capital assets and is not intended to be a complete discussion of all Federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.

                             DETERMINATION OF YIELD

     The Fund will make available on each business day a "yield quotation", which is a computation of the yield on its portfolio. The yield is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund may also calculate an effective annualized yield quotation computed on a compound basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1.

     Current yield will fluctuate from time to time and is not necessarily representative of future results. Current yield information may be useful in reviewing the Fund's performance, but because current yield will fluctuate such information may not provide a basis for comparison with bank deposits, or other investments which pay a fixed yield for a stated period of time. The kind and quality of the instruments in the Fund's portfolio, its portfolio maturity, and its operating expenses affect the current yield of the Fund. An investor's principal is not guaranteed by the Fund.

     Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

     On occasion, the Fund may compare its yield to relevant indices, including U.S., domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or Standard & Poor's indices. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors. As with yield quotations, yield comparisons should not be considered as representative of the Fund's yields for any future period. For the seven-day period ended December 31, 2006, the yield for the Fund was 4.98%.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 2006, including the financial highlights for each of the five fiscal years in the period ended December 31, 2006, appearing in the 2006 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

Description of Short-Term Instruments

     The types of instruments that may form the major part of the Fund's investments are described below:

     U.S. Government Agency Securities: Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding debt securities.

     U.S. Treasury Bills: U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are sold on a discount basis; the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     Certificates of Deposit: A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     Bankers' Acceptances: A bankers' acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

     Municipal Securities: Debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions. Municipal securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Description of Commercial Paper Ratings

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuers; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated A by Standard & Poor's corporation ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average. Long-term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred by use of numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification.

Description of Corporate Bond Ratings

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. Here, as with AAA bonds, prices move with the long-term money market.

Description of Value Line Financial Strength Ratings

     A Value Line Financial Strength rating of A++, A+, or A indicates that a company is within the top third of the approximately 1,700 companies regularly reviewed by the Value Line Investment Survey.

     The ratings are based upon a careful analysis of a number of financial variables including the size and stability of a company's profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company's tax rate, the stock's price stability, the judgment of the analyst following the company, and the judgment of one or more supervisory analysts.

                            PART C: OTHER INFORMATION

Item 23. Exhibits.

(a)        Articles of Incorporation, as amended.*

(b)        By-laws.*

(c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit
           (a) to Post-Effective Amendment No. 22, filed February 24, 1999.

(d)        Investment Advisory Agreement.*

(e)        Distributor's Agreement.*

(f)        Not applicable.

(g)        Custodian Agreement, as amended.*

(h)        (1) Administration agreement with State Street Bank and Trust
           Company.

           (2) Fee Waiver agreement.

(i)        Legal Opinion.*

(j)        Consent of independent registered public accounting firm.

(k)        Not applicable.

(l)        Not applicable.

(m)        Service and Distribution Plan.***

(p)        Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 22, filed February 24, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 23, filed April 26, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 24, filed April 27, 2001, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control With Registrant.

     None

Item 25. Indemnification.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22.

Item 26. Business or Other Connections of Investment Adviser.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

Name                          Position With the Adviser                  Other Employment
--------------------------   ---------------------------   --------------------------------------------
   Jean Bernhard Buttner     Chairman of the               Chairman of the Board and Chief Executive
                             Board, President and          Officer of Arnold Bernhard & Co., Inc. and
                             Chief Executive Officer       Chairman of each of the Value Line Funds
                                                           and the Distributor

   Samuel Eisenstadt         Senior Vice President         --------------------------------------------

   David T. Henigson         Vice President, and           Vice President and a Director of Arnold
                             Director                      Bernhard & Co., Inc. and the Distributor;
                                                           Vice President, Secretary and Chief
                                                           Compliance Officer of each of the Value
                                                           Line Funds

   Howard A. Brecher         Vice President,               Vice President, Secretary, Treasurer and a
                             Secretary and Director        Director of Arnold Bernhard & Co., Inc.

   Mitchell Appel            Chief Financial Officer       --------------------------------------------

   Stephen Anastasio         Treasurer                     Treasurer of each of the Value Line Funds

   Herbert Pardes, MD        Director                      President and CEO of New
                                                           York-Presbyterian Hospital

   Edward J. Shanahan        Director                      President and Headmaster, Choate
                                                           Rosemary Hall (boarding school)

   Marion Ruth               Director                      Private Investor; Real Estate Executive;
                                                           President, Ruth Realty (real estate broker)

   Edgar A. Buttner, MD      Director                      Research Associate, Harvard University

Item 27. Principal Underwriters.

(a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

(b)

             (1)                             (2)
      Name and Principal          Position and Offices with                      (3)
       Business Address          Value Line Securities, Inc.     Position and Offices with Registrant
-----------------------------   -----------------------------   -------------------------------------
      Jean Bernhard Buttner     Chairman of the Board           Chairman of the Board and President

      David T. Henigson         Vice President,                 Vice President, Secretary and Chief
                                Secretary, Chief                Compliance Officer
                                Compliance Officer and
                                Director

      Howard A. Brecher         Vice President,                 Assistant Secretary and Assistant
                                Assistant Treasurer             Treasurer
                                and Assistant
                                Secretary and Director

      Mitchell Appel            Chief Financial Officer         -------------------------------------

      Raymond Stock             Vice President                  -------------------------------------

      Stephen Anastasio         Treasurer                       Treasurer

     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

(c)   Not applicable.

Item 28. Location of Accounts and Records.

   Value Line, Inc.
   220 East 42nd Street
   New York, NY 10017

     For records pursuant to:

   Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
   Rule 31a-1(f)

   State Street Bank and Trust Company c/o BFDS
   P.O. Box 219729
   Kansas City, MO 64121-9729

     For records pursuant to Rule 31a-1(b)(2)(iv)

   State Street Bank and Trust Company 225 Franklin Street
   Boston, MA 02110
   For all other records

Item 29. Management Services.

     None.

Item 30. Undertakings.

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of April, 2007.


                                      THE VALUE LINE CASH FUND, INC.


                                      By: /s/ David T. Henigson
                                          -------------------------------------
                                          David T. Henigson, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


               Signatures                                 Title                        Date
---------------------------------------   ------------------------------------   ---------------
              *JEAN B. BUTTNER            Chairman and Director; President;      April 26, 2007
              (Jean B. Buttner)           Principal Executive Officer

             *JOHN W. CHANDLER            Director                               April 26, 2007
              (John W. Chandler)

             *FRANCES T. NEWTON           Director                               April 26, 2007
             (Frances T. Newton)

             *FRANCIS C. OAKLEY           Director                               April 26, 2007
             (Francis C. Oakley)

              *DAVID H. PORTER            Director                               April 26, 2007
              (David H. Porter)

            *PAUL CRAIG ROBERTS           Director                               April 26, 2007
            (Paul Craig Roberts)

             *NANCY-BETH SHEERR           Director                               April 26, 2007
             (Nancy-Beth Sheerr)

         /s/ Stephen R. Anastasio         Treasurer; Principal Financial and     April 26, 2007
         --------------------------       Accounting Officer
           (Stephen R. Anastasio)

*BY:  /s/ David T. Henigson
      ---------------------
 (David T. Henigson, Attorney-In-Fact)